UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2007

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

GMAC LLC

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On July 30, 2007, GMAC LLC (GMAC) issued a press release announcing operating results for the second quarter ended June 30, 2007. The press release is attached hereto and incorporated by reference as Exhibit 99.1.

Charts furnished to securities analysts in connection with GMAC’s second quarter 2007 earnings press release are attached hereto and incorporated by reference as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, Dated July 30, 2007

99.2	Charts Furnished to Securities Analysts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC LLC
(Registrant)

Dated: July 30, 2007	/s/ SANJIV KHATTRI
Sanjiv Khattri
Executive Vice President and Chief Financial Officer

Dated: July 30, 2007	/s/ LINDA K. ZUKAUCKAS
Linda K. Zukauckas
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated July 30, 2007

99.2	Charts Furnished to Securities Analysts